UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Build America Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Core Bond Trust

BlackRock Credit Allocation Income Trust

BlackRock Defined Opportunity Credit Trust

BlackRock Energy and Resources Trust

BlackRock Enhanced Equity Dividend Trust

BlackRock Floating Rate Income Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Global Opportunities Equity Trust

BlackRock Health Sciences Trust

BlackRock Income Trust, Inc.

BlackRock International Growth and Income Trust

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Long-Term Municipal Advantage Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Multi-Sector Income Trust

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal 2018 Term Trust

BlackRock Municipal 2020 Term Trust

BlackRock Municipal Bond Investment Trust

BlackRock Municipal Bond Trust

BlackRock Municipal Income Investment Quality Trust

BlackRock Municipal Income Investment Trust

BlackRock Municipal Income Quality Trust

BlackRock Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock Municipal Target Term Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock New York Municipal Bond Trust

BlackRock New York Municipal Income Quality Trust

BlackRock New York Municipal Income Trust

BlackRock New York Municipal Income Trust II

BlackRock Resources & Commodities Strategy Trust

BlackRock Science and Technology Trust

BlackRock Utility and Infrastructure Trust

BlackRock Virginia Municipal Bond Trust

The BlackRock Strategic Municipal Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

June 12, 2015

Dear Shareholder:

A joint annual meeting of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Wednesday, July 29, 2015, at 10:00 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the five nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the five nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies, are familiar with the Funds and their investment advisers and that their election is in your best interest.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. Attendance at the annual meeting will be limited to each Fund’s shareholders as of the record date, June 1, 2015 (the “Record Date”). To gain admission, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on June 1, 2015. Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and on the date stated above, but at a different time. If you were also a shareholder of record on June 1, 2015 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

Sincerely,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

(800) 882-0052

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table starting on page 8 of the joint proxy statement identifies the Board Members, including the Board Nominees, for each Fund.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote “FOR” each Board Nominee.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 29, 2015 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold your shares of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Will my vote make a difference?

A:	Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Fund(s).

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson Inc. (“Georgeson”), 480 Washington Boulevard, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $99,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, at 1-866-328-5445.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 12, 2015

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 29, 2015

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Wednesday, July 29, 2015, at 10:00 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.	To elect to the Board (defined below) of your Fund(s) the five nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the five nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the five nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interest.

Your Board unanimously recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on June 1, 2015 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of June 1, 2015, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on June 1, 2015 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

(800) 882-0052

BlackRock Closed-End Funds

Holding Annual Meetings of Shareholders on July 29, 2015

Name of Fund	Ticker
BlackRock Build America Bond Trust	BBN
BlackRock California Municipal 2018 Term Trust	BJZ
BlackRock California Municipal Income Trust	BFZ
BlackRock Core Bond Trust	BHK
BlackRock Credit Allocation Income Trust	BTZ
BlackRock Defined Opportunity Credit Trust	BHL
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Floating Rate Income Trust	BGT
BlackRock Florida Municipal 2020 Term Trust	BFO
BlackRock Global Opportunities Equity Trust	BOE
BlackRock Health Sciences Trust	BME
BlackRock Income Trust, Inc.	BKT
BlackRock International Growth and Income Trust	BGY
BlackRock Investment Quality Municipal Trust, Inc.	BKN
BlackRock Limited Duration Income Trust	BLW
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock Maryland Municipal Bond Trust	BZM
BlackRock Multi-Sector Income Trust	BIT
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal 2018 Term Trust	BPK
BlackRock Municipal 2020 Term Trust	BKK
BlackRock Municipal Bond Investment Trust	BIE
BlackRock Municipal Bond Trust	BBK
BlackRock Municipal Income Investment Quality Trust	BAF
BlackRock Municipal Income Investment Trust	BBF
BlackRock Municipal Income Quality Trust	BYM
BlackRock Municipal Income Trust	BFK
BlackRock Municipal Income Trust II	BLE
BlackRock Municipal Target Term Trust	BTT
BlackRock New Jersey Municipal Bond Trust	BLJ
BlackRock New Jersey Municipal Income Trust	BNJ
BlackRock New York Municipal 2018 Term Trust	BLH
BlackRock New York Municipal Bond Trust	BQH
BlackRock New York Municipal Income Quality Trust	BSE
BlackRock New York Municipal Income Trust	BNY
BlackRock New York Municipal Income Trust II	BFY
BlackRock Resources & Commodities Strategy Trust	BCX
BlackRock Science and Technology Trust	BST
BlackRock Utility and Infrastructure Trust	BUI
BlackRock Virginia Municipal Bond Trust	BHV
The BlackRock Strategic Municipal Trust	BSD

ANNUAL MEETING OF SHAREHOLDERS

July 29, 2015

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Wednesday, July 29, 2015, at 10:00 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders to be held on July 29, 2015.

The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about June 12, 2015.

Each Fund listed in Appendix A to this Proxy Statement is organized as a Maryland corporation (each, a “Maryland Corporation”) or a Delaware statutory trust (each, a “Delaware Trust”). The Maryland Corporations and Delaware Trusts are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Fund as a Maryland Corporation or a Delaware Trust is set forth in Appendix A.

During the 2014 calendar year, the fiscal year ends for BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Global Opportunities Equity Trust (BOE), BlackRock Health Sciences Trust (BME), BlackRock International Growth and Income Trust (BGY), BlackRock Resources & Commodities Strategy Trust (BCX) and BlackRock Utility and Infrastructure Trust (BUI) were changed from October 31 to December 31. Unless otherwise noted, references to “current fiscal year,” “recently completed fiscal year,” “recently concluded fiscal year” or any other similar references in this Proxy Statement refers to both the October 31, 2014 and December 31, 2014 fiscal year ends for the foregoing Funds. Each Fund’s fiscal year end can be found on Appendices B, D, E and G.

Shareholders of record of a Fund as of the close of business on June 1, 2015 (the “Record Date”) are entitled to notice of and to vote at that Fund’s joint meeting of shareholders. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of Preferred Shares (as defined below) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Preferred Funds (as defined below). Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board of the Preferred Fund in which they own Preferred Shares, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members for each Preferred Fund in which they own Preferred Shares. The Board Members representing holders of Preferred Shares are Class I and Class II Board Members. However, only Class II Board Members, along with John

M. Perlowski and Barbara G. Novick (neither of whom represent holders of Preferred Shares), are standing for election this year. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The “Preferred Shares” consist of the auction market preferred shares or auction preferred shares (collectively, “AMPS”) of each of the Funds identified in Appendix A as having AMPS outstanding (collectively, the “AMPS Funds”), the variable rate muni term preferred shares (collectively, the “VMTP Shares”) of each of the Funds identified in Appendix A as having VMTP Shares outstanding (collectively, the “VMTP Funds”), the remarketable variable rate muni term preferred shares (collectively, the “RVMTP Shares”) of each of the Funds identified in Appendix A as having RVMTP Shares outstanding (collectively, the “RVMTP Funds”), and the variable rate demand preferred shares (collectively, the “VRDP Shares”) of each of the Funds identified in Appendix A as having VRDP Shares outstanding (collectively, the “VRDP Funds”). The “Preferred Funds” are collectively defined as the AMPS Funds, VMTP Funds, RVMTP Funds and the VRDP Funds.

The number of shares outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of April 30, 2015, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.

The Fund(s) in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address and phone number provided on the prior page.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD ON JULY 29, 2015

The Proxy Statement is available at https://www.proxy-direct.com/blk-26713

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 882-0052

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Class I(1)	Class II(2)	Class III(3)	Preferred Shares Nominees Standing for Election(4)
BlackRock Build America Bond Trust	BBN	X	X	X
BlackRock California Municipal 2018 Term Trust	BJZ	X	X	X
BlackRock California Municipal Income Trust	BFZ	X	X	X	X
BlackRock Core Bond Trust	BHK	X	X	X
BlackRock Credit Allocation Income Trust	BTZ	X	X	X
BlackRock Defined Opportunity Credit Trust	BHL	X	X	X
BlackRock Energy and Resources Trust	BGR	X	X	X
BlackRock Enhanced Equity Dividend Trust	BDJ	X	X	X
BlackRock Floating Rate Income Trust	BGT	X	X	X
BlackRock Florida Municipal 2020 Term Trust	BFO	X	X	X
BlackRock Global Opportunities Equity Trust	BOE	X	X	X
BlackRock Health Sciences Trust	BME	X	X	X
BlackRock Income Trust, Inc.	BKT	X	X	X
BlackRock International Growth and Income Trust	BGY	X	X	X
BlackRock Investment Quality Municipal Trust, Inc.	BKN	X	X	X	X
BlackRock Limited Duration Income Trust	BLW	X	X	X
BlackRock Long-Term Municipal Advantage Trust	BTA	X	X	X
BlackRock Maryland Municipal Bond Trust	BZM	X	X	X	X
BlackRock Multi-Sector Income Trust	BIT	X	X	X
BlackRock MuniAssets Fund, Inc.	MUA	X	X	X
BlackRock Municipal 2018 Term Trust	BPK	X	X	X
BlackRock Municipal 2020 Term Trust	BKK	X	X	X	X
BlackRock Municipal Bond Investment Trust	BIE	X	X	X	X
BlackRock Municipal Bond Trust	BBK	X	X	X	X
BlackRock Municipal Income Investment Quality Trust	BAF	X	X	X	X
BlackRock Municipal Income Investment Trust	BBF	X	X	X	X
BlackRock Municipal Income Quality Trust	BYM	X	X	X	X
BlackRock Municipal Income Trust	BFK	X	X	X	X
BlackRock Municipal Income Trust II	BLE	X	X	X	X
BlackRock Municipal Target Term Trust	BTT	X	X	X	X
BlackRock New Jersey Municipal Bond Trust	BLJ	X	X	X	X
BlackRock New Jersey Municipal Income Trust	BNJ	X	X	X	X
BlackRock New York Municipal 2018 Term Trust	BLH	X	X	X
BlackRock New York Municipal Bond Trust	BQH	X	X	X	X
BlackRock New York Municipal Income Quality Trust	BSE	X	X	X	X
BlackRock New York Municipal Income Trust	BNY	X	X	X	X
BlackRock New York Municipal Income Trust II	BFY	X	X	X	X
BlackRock Resources & Commodities Strategy Trust	BCX	X	X	X
BlackRock Science and Technology Trust	BST	X	X	X
BlackRock Utility and Infrastructure Trust	BUI	X	X	X
BlackRock Virginia Municipal Bond Trust	BHV	X	X	X	X
The BlackRock Strategic Municipal Trust	BSD	X	X	X	X

(1)	The Class I Board Nominee is John M. Perlowski. Please see the description herein under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding John M. Perlowski.

(2)

The Class II Board Nominees are Karen P. Robards, Frank J. Fabozzi and James T. Flynn. For Preferred Funds, Karen P. Robards and James T. Flynn are voted upon by the common and preferred shareholders voting together as a single class, and Frank J. Fabozzi, as the Preferred Shares Nominee, is voted upon by owners of the Preferred Shares voting as a separate class. For Funds other than the Preferred Funds, each nominee is voted upon by the common shareholders voting as a single class. Please see the description herein under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominees.

(3)	The Class III Board Nominee is Barbara G. Novick. Please see the description herein under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding Barbara G. Novick.
(4)

With respect to the Preferred Funds, Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. W. Carl Kester’s term as a Class I Board Member is scheduled to expire in 2017 and therefore he is not standing for election this year as a Preferred Shares Nominee. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominee.

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for each Fund.

Nominees for each Fund. The Board of each Fund consists of eleven Board Members, nine of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). The Funds divide their Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.

Under this classified board structure, generally only those Board Members in a single class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board and effect a change in control under normal circumstances. The Board believes that it is in the best interest of the Funds, as closed-end, exchange traded investment companies, to have a classified board structure. The classified board structure ensures that at any given time there are experienced board members serving on the Board who are familiar with the Fund; its business, operations and investment and compliance policies; and its relationships with its services providers. The Board believes that a three year term also facilitates long-term policymaking, as Board members are more free to focus on the long-term interests of the Fund and its shareholders. The Board believes that the considerations for classified boards in the closed-end, exchange traded fund context are different than those for traditional operating companies, and in this regard notes that the classified board structure is expressly acknowledged by the Investment Company Act, the principal regulatory regime governing the Fund and its operations.

The Class II Board Members are standing for election this year. Each Class II Board Member elected at the meeting will serve until the later of the date of the 2018 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

With respect to the Preferred Funds, the owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Preferred Fund in which they own Preferred Shares. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only Frank J. Fabozzi, as a Class II Board Member, is standing for election this year as a Preferred Shares Nominee. W. Carl Kester’s term as a Class I Board Member is scheduled to expire in 2017 and therefore he is not standing for election this year as a Preferred Shares Nominee.

Effective December 31, 2014, the Board of each Fund appointed John M. Perlowski and Barbara G. Novick as Board Members of each Fund to fill vacancies created by the resignations of two Board Members. The Board appointed John M. Perlowski as a Class I Board Member to fill a vacancy in Class I created by the aforementioned resignations and appointed Barbara G. Novick as a Class III Board Member to fill a vacancy in Class III created by the aforementioned resignations. The Board has determined that it is desirable for John M. Perlowski and Barbara G. Novick to each stand for election this year to serve out the term of the vacancy to which each was appointed. If John M. Perlowski is elected at the meeting, he will serve as a Class I Board Member until the later date of the 2017 annual meeting (when all of the Class I Board Members stand for election) or until his successor is elected and qualifies, or until his death, resignation, retirement or removal. If Barbara G. Novick is elected at the meeting, she will serve as a Class III Board Member until the later date of the 2016 annual meeting (when all of the Class III Board Members stand for election) or until her successor is elected and qualifies, or until her death, resignation, retirement or removal.

The Board recommends a vote “FOR” the election of Karen P. Robards, James T. Flynn, Frank J. Fabozzi, John M. Perlowski and Barbara G. Novick (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Members and any Preferred Shares Nominees, for election to the Board of each Fund and sets forth certain biographical information about the Board Members, including the Board Nominees, for all of the Funds. Please note that only the Class II Board Members, together with John M. Perlowski as nominee for election as a Class I Board Member and Barbara G. Novick as nominee for election as a Class III Board Member, are standing for election for the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee (the “Governance Committee”) of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end investment companies registered under the 1940 Act advised by the Advisor, including the Funds, are referred to collectively as the “Closed-End Complex.”

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Independent Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Boards	2016; 2007 to present	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Karen P. Robards (1) 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	2015; 2007 to present	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013; Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Member of the Audit Committee	2017; 2011 to present	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	76 RICs consisting of 76 Portfolios	None

Frank J. Fabozzi (1)(2) 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee and Member of the Audit Committee	2015; 2007 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Kathleen F. Feldstein (3) 55 East 52nd Street New York, NY 10055 1941	Director/ Trustee	2016; 2007 to present	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Directors, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing) since 2006

James T. Flynn (1) 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee and Member of the Audit Committee	2015; 2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director/ Trustee	2016; 2007 to present	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Troemner LLC (scientific equipment) since 2000; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director of Delta Waterfowl Foundation from 2010 to 2012.; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company) since 2004

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2017; 2007 to present	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) from 2004 to 2014; Metropolitan Life Insurance Company (insurance) since 2007

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
W. Carl Kester (2) 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee and Member of the Audit Committee	2017; 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None

Interested Board Members †
John M. Perlowski (4) 55 East 52nd Street New York, NY 10055 1964	Director/ Trustee, President and Chief Executive Officer	2017 (Director/ Trustee); Director/ Trustee from 2014 to present; Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

Barbara G. Novick (5) 55 East 52nd Street New York, NY 10055 1960	Director/ Trustee	2016; 2014 to present	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None

*

Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998. Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor. The Boards of the Funds have unanimously approved extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Boards believe is in the best interest of shareholders. Mr. Flynn informed the Board that if elected, he intends to retire from the Board of each Fund on or about December 31, 2015.

**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.” Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.
†	Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	Class II Board Member and Board Nominee.
(2)

Dr. Fabozzi is the Preferred Shares Nominee. Mr. W. Carl Kester’s term as a Class I Board Member is scheduled to expire in 2017 and therefore he is not standing for election this year as a Preferred Shares Nominee.

(3)	Dr. Kathleen F. Feldstein informed the Board that she intends to retire from the Board of each Fund on or about December 31, 2015.
(4)	Class I Board Member and Board Nominee to serve out the term of the vacancy to which he was appointed.
(5)	Class III Board Member and Board Nominee to serve out the term of the vacancy to which she was appointed.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The following table discusses some of the experiences, qualifications and skills of each of our Board Members, including Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards *	The Boards benefit from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’ long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’ independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance Committee and Leverage Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Audit Committee, Governance Committee and Performance Oversight Committee.

Frank J. Fabozzi *	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. In addition, Dr. Fabozzi joined as a member of the boards of the funds in the Equity-Liquidity Complex, effective April 1, 2014. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance Committee and Leverage Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Kathleen F. Feldstein	Dr. Feldstein, who serves as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Compliance Committee, Governance Committee and Performance Oversight Committee.

James T. Flynn *	Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Capital Investment Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Compliance Committee and as a member of the Governance Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as the Chair of the Governance Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance Committee, Performance Oversight Committee and the Leverage Committee.

John M. Perlowski **	Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Fund Administration since 2009, and as President and Chief Executive Officer of the Funds since 2011 provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski is a member of the Funds’ Executive Committee and Leverage Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Barbara G. Novick ***	Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and, prior to that, was with Morgan Stanley. The Boards benefit from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

*	Class II Board Member and Board Nominee.
**	Class I Board Member and Board Nominee to serve out the term of the vacancy to which he was appointed.
***	Class III Board Member and Board Nominee to serve out the term of the vacancy to which she was appointed.

Board Leadership Structure and Oversight

The Boards consist of eleven Board Members, nine of whom are Independent Board Members. The investment companies registered under the 1940 Act that are advised by the Advisor are composed of the BlackRock Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds. The Funds are included in the BlackRock Closed-End Complex. The Board Members also oversee the operations of other closed-end investment companies registered under the 1940 Act that are included in the BlackRock Closed-End Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Boards have six standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee and a Leverage Committee. The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular in-person meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements, and if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesperson for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix B.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they are nominated to oversee, as well as certain other funds in the Closed-End Complex, as of April 30, 2015 is set forth in Appendix C.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund, except for Dr. R. Glenn Hubbard, attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2014, the Board of each Fund, except BST, met 8 times. BST commenced operations on October 31, 2014. During the calendar year 2014, the Board of BST met 4 times. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth in Appendix E.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former board members for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds during the relevant Funds’ most recent fiscal year and representations from these reporting persons with respect to the relevant Funds’ most recent fiscal year, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix F.

Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each meeting. For BKN, BKT, and MUA, the holders of 1/3 of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. Because each Fund requires the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Preferred Shares of any Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange and NYSE MKT, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the shareholder meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he desires to do so and is expected to be available to respond to appropriate questions.

Each Fund’s Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, AU-C section 260), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

Each Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

Each Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Fund’s Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Fund’s Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix G) for inclusion in the Fund’s Annual Report to Shareholders.

Appendix G sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix G is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix G to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members:

Karen P. Robards (Chair);

Michael J. Castellano;

Frank J. Fabozzi;

James T. Flynn; and

W. Carl Kester.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of April 30, 2015, to the best of the Funds’ knowledge, the persons listed in Appendix H beneficially owned more than 5% of the outstanding shares of the class of the Fund(s) indicated.

Investment Advisor and Administrator

BlackRock Advisors, LLC (the “Advisor”) provides investment advisory and administrative services to the Funds. The Advisor is responsible for the management of the Funds’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock.

Sub-Advisors

BlackRock International Limited (“BIL”), an affiliate of the Advisor, acts as the sub-advisor for BlackRock Resources & Commodities Strategy Trust (“BCX”) and BlackRock Energy and Resources Trust (“BGR”). BIL is a wholly owned subsidiary of BlackRock.

BlackRock (Singapore) Limited (“BRS”), an affiliate of the Advisor, acts as the sub-advisor for BlackRock Multi-Sector Income Trust (“BIT”). BRS is a wholly owned subsidiary of BlackRock.

Distributor

BlackRock Investments, LLC serves as the placement agent for the common shares of BlackRock Limited Duration Income Trust (“BLW”) and certain other BlackRock Closed-End Funds not listed on Appendix A through various specified transactions, including at-the-market offerings pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to various conditions. BlackRock Investments, LLC is located at 55 East 52nd Street, New York, NY 10055.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2016 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by Saturday, February 13, 2016. In the event a Fund moves the date of its 2016 annual shareholder meeting by more than 30 days from the anniversary of its 2015 annual shareholder meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2016 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2016 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2016 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2016 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2016 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and be received by the Fund between Tuesday, March 1, 2016 and Thursday, March 31, 2016.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Thursday, March 31, 2016. In the event a Fund moves the date of its 2016 annual shareholder meeting by more than 25 days from the anniversary of its 2015 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2016 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2016 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix E — Standing Committees of the Boards — Governance Committee.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Georgeson Inc. (“Georgeson”), 480 Washington Boulevard, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $99,000 for such services

(including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2015 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each Delaware Trust, a list of shareholders of record as of the Record Date will be available at the offices of the Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board of each Fund, prior to any meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any meeting may adjourn such meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 12, 2015

Appendix A – Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on June 1, 2015, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($) (‘000s)*
BAF	BlackRock Municipal Income Investment Quality Trust †	Delaware Statutory Trust	8,749,418	N/A	N/A	422	N/A	211,767

BBF	BlackRock Municipal Income Investment Trust †	Delaware Statutory Trust	6,704,527	N/A	342	N/A	N/A	165,269

BBK	BlackRock Municipal Bond Trust †	Delaware Statutory Trust	10,510,852	N/A	N/A	799	N/A	272,508

BBN	BlackRock Build America Bond Trust	Delaware Statutory Trust	57,103,349	N/A	N/A	N/A	N/A	2,038,885

BCX	BlackRock Resources & Commodities Strategy Trust	Delaware Statutory Trust	99,059,784	N/A	N/A	N/A	N/A	1,112,300

BDJ	BlackRock Enhanced Equity Dividend Trust	Delaware Statutory Trust	188,978,322	N/A	N/A	N/A	N/A	1,723,844

BFK	BlackRock Municipal Income Trust †	Delaware Statutory Trust	44,742,403	N/A	N/A	2,708	N/A	1,052,675

BFO	BlackRock Florida Municipal 2020 Term Trust	Delaware Statutory Trust	5,562,128	N/A	N/A	N/A	N/A	85,359

BFY	BlackRock New York Municipal Income Trust II †	Delaware Statutory Trust	4,998,911	N/A	444	N/A	N/A	127,764

BFZ	BlackRock California Municipal Income Trust †	Delaware Statutory Trust	31,874,095	N/A	N/A	1,713	N/A	831,499

BGR	BlackRock Energy and Resources Trust	Delaware Statutory Trust	29,825,326	N/A	N/A	N/A	N/A	598,708

BGT	BlackRock Floating Rate Income Trust	Delaware Statutory Trust	23,663,232	N/A	N/A	N/A	N/A	474,331

BGY	BlackRock International Growth and Income Trust	Delaware Statutory Trust	109,989,277	N/A	N/A	N/A	N/A	877,349

BHK	BlackRock Core Bond Trust	Delaware Statutory Trust	53,935,126	N/A	N/A	N/A	N/A	1,156,624

BHL	BlackRock Defined Opportunity Credit Trust	Delaware Statutory Trust	9,044,041	N/A	N/A	N/A	N/A	174,525

BHV	BlackRock Virginia Municipal Bond Trust †	Delaware Statutory Trust	1,592,933	N/A	116	N/A	N/A	39,869

BIE	BlackRock Municipal Bond Investment Trust †	Delaware Statutory Trust	3,338,684	N/A	178	N/A	N/A	87,377

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($) (‘000s)*
BIT	BlackRock Multi-Sector Income Trust	Delaware Statutory Trust	38,421,624	N/A	N/A	N/A	N/A	1,314,548

BJZ	BlackRock California Municipal 2018 Term Trust	Delaware Statutory Trust	6,433,028	N/A	N/A	N/A	N/A	97,587

BKK	BlackRock Municipal 2020 Term Trust †	Delaware Statutory Trust	20,236,628	2,148	N/A	N/A	N/A	384,298

BKN	BlackRock Investment Quality Municipal Trust, Inc. †	Maryland Corporation	17,172,666	N/A	N/A	1,259	N/A	427,454

BKT	BlackRock Income Trust, Inc.	Maryland Corporation	63,942,535	N/A	N/A	N/A	N/A	644,907

BLE	BlackRock Municipal Income Trust II †	Delaware Statutory Trust	23,470,421	N/A	N/A	1,513	N/A	580,698

BLH	BlackRock New York Municipal 2018 Term Trust	Delaware Statutory Trust	3,633,028	N/A	N/A	N/A	N/A	54,923

BLJ	BlackRock New Jersey Municipal Bond Trust †	Delaware Statutory Trust	2,325,038	N/A	187	N/A	N/A	59,925

BLW	BlackRock Limited Duration Income Trust	Delaware Statutory Trust	37,003,854	N/A	N/A	N/A	N/A	954,166

BME	BlackRock Health Sciences Trust	Delaware Statutory Trust	7,864,920	N/A	N/A	N/A	N/A	340,533

BNJ	BlackRock New Jersey Municipal Income Trust †	Delaware Statutory Trust	7,661,414	N/A	N/A	591	N/A	195,552

BNY	BlackRock New York Municipal Income Trust †	Delaware Statutory Trust	12,914,274	N/A	N/A	945	N/A	315,763

BOE	BlackRock Global Opportunities Equity Trust	Delaware Statutory Trust	69,483,161	N/A	N/A	N/A	N/A	1,098,367

BPK	BlackRock Municipal 2018 Term Trust	Delaware Statutory Trust	15,908,028	N/A	N/A	N/A	N/A	251,038

BQH	BlackRock New York Municipal Bond Trust †	Delaware Statutory Trust	2,800,105	N/A	221	N/A	N/A	70,978

BSD	The BlackRock Strategic Municipal Trust †	Delaware Statutory Trust	7,304,904	N/A	N/A	429	N/A	168,643

BSE	BlackRock New York Municipal Income Quality Trust †	Delaware Statutory Trust	6,519,660	N/A	405	N/A	N/A	154,370

BTA	BlackRock Long-Term Municipal Advantage Trust	Delaware Statutory Trust	13,422,247	N/A	N/A	N/A	N/A	250,970

BTT	BlackRock Municipal Target Term Trust †	Delaware Statutory Trust	70,505,571	N/A	N/A	N/A	150	2,527,752

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($) (‘000s)*
BTZ	BlackRock Credit Allocation Income Trust	Delaware Statutory Trust	108,088,170	N/A	N/A	N/A	N/A	2,401,442

BUI	BlackRock Utility and Infrastructure Trust	Delaware Statutory Trust	16,906,964	N/A	N/A	N/A	N/A	374,137

BYM	BlackRock Municipal Income Quality Trust †	Delaware Statutory Trust	26,406,273	N/A	N/A	1,372	N/A	638,844

BZM	BlackRock Maryland Municipal Bond Trust †	Delaware Statutory Trust	2,076,072	N/A	160	N/A	N/A	48,377

MUA	BlackRock MuniAssets Fund, Inc.	Maryland Corporation	35,795,571	N/A	N/A	N/A	N/A	563,728

BST	BlackRock Science and Technology Trust	Delaware Statutory Trust	22,507,592	N/A	N/A	N/A	N/A	460,835

†	Denotes a Preferred Fund.
*	“Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

Appendix B – Compensation of the Board Members

Each Board Member who is an Independent Board Member is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all funds in the BlackRock Closed-End Complex that are overseen by the respective director/trustee, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000 and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2014, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $50,338. Each Fund shall pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Dr. Fabozzi was appointed to serve as a member of the boards of the Equity-Liquidity Complex effective April 1, 2014. Dr. Fabozzi is paid an annual retainer of $275,000 for his services as a board member of all funds in the BlackRock Equity-Liquidity Complex. Dr. Fabozzi may also receive a $10,000 board meeting fee to be paid for each in-person board meeting attended (a $5,000 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Dr. Fabozzi is currently a member of the Audit Committee and Performance Oversight Committee of the BlackRock-advised funds in the Equity-Liquidity Complex. Dr. Fabozzi receives $10,000 for each standing committee on which he serves for up to two standing Committee assignments but is not paid this amount for serving on a committee which he chairs. The boards of the Funds or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the board members’ compensation from time to time depending on market conditions and accordingly Dr. Fabozzi’s compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Perlowski and Ms. Novick serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Frank J. Fabozzi(2)	Kathleen F. Feldstein(2)	James T. Flynn(2)	Jerrold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Karen P. Robards(2)	Fund Total
BAF	31-Aug	$1,090	$1,566	$1,269	$991	$1,090	$1,071	$1,031	$1,189	$1,487	$10,784

BBF	31-Jul	$807	$1,160	$940	$734	$807	$793	$763	$881	$1,101	$7,986

BBK	31-Aug	$1,346	$1,934	$1,567	$1,224	$1,346	$1,322	$1,273	$1,469	$1,836	$13,316

BBN	31-Jul	$10,309	$14,807	$11,995	$9,371	$10,309	$10,121	$9,746	$11,246	$14,057	$101,961

BCX (4)	31-Oct	$11,138	$15,999	$12,961	$10,126	$11,138	$10,936	$10,531	$12,151	$15,189	$110,168

BCX (4)	31-Dec (3)	$1,758	$2,525	$2,046	$1,598	$1,758	$1,726	$1,662	$1,918	$2,398	$17,391

BDJ (5)	31-Oct	$14,314	$20,560	$16,656	$13,013	$14,314	$14,054	$13,533	$15,615	$19,519	$141,578

BDJ (5)	31-Dec (3)	$2,377	$3,414	$2,766	$2,161	$2,377	$2,333	$2,247	$2,593	$3,241	$23,509

BFK	30-Apr	$5,361	$7,701	$6,238	$4,874	$5,361	$5,264	$5,069	$5,849	$7,311	$53,027

BFO	31-Jul	$720	$1,034	$838	$655	$720	$707	$681	$786	$982	$7,123

BFY	31-Aug	$606	$870	$705	$551	$606	$595	$573	$661	$826	$5,994

BFZ	31-Jul	$4,042	$5,805	$4,703	$3,674	$4,042	$3,968	$3,821	$4,409	$5,511	$39,977

BGR	31-Oct	$6,970	$10,012	$8,111	$6,337	$6,970	$6,844	$6,590	$7,604	$9,505	$68,944

BGR	31-Dec (3)	$1,091	$1,568	$1,270	$992	$1,091	$1,072	$1,032	$1,191	$1,488	$10,795

BGT	31-Oct	$2,926	$4,202	$3,404	$2,660	$2,926	$2,872	$2,766	$3,192	$3,989	$28,937

BGY	31-Oct	$8,158	$11,718	$9,493	$7,417	$8,158	$8,010	$7,713	$8,900	$11,125	$80,691

BGY	31-Dec (3)	$1,228	$1,764	$1,429	$1,116	$1,228	$1,206	$1,161	$1,339	$1,674	$12,145

BHK (6)	31-Aug	$6,561	$9,424	$7,634	$5,964	$6,561	$6,442	$6,203	$7,157	$8,947	$64,892

BHL	31-Aug	$1,101	$1,582	$1,282	$1,001	$1,101	$1,081	$1,041	$1,201	$1,502	$10,893

BHV	31-Aug	$200	$287	$233	$182	$200	$196	$189	$218	$273	$1,979

BIE	31-Aug	$428	$614	$498	$389	$428	$420	$404	$467	$583	$4,230

BIT	31-Oct	$6,250	$8,977	$7,273	$5,682	$6,250	$6,136	$5,909	$6,818	$8,523	$61,817

BJZ	31-Dec	$823	$1,182	$958	$748	$823	$808	$778	$898	$1,123	$8,142

BKK	30-Apr	$2,691	$3,865	$3,131	$2,446	$2,691	$2,642	$2,544	$2,936	$3,670	$26,618

BKN	30-Apr	$2,218	$3,186	$2,581	$2,016	$2,218	$2,178	$2,097	$2,420	$3,025	$21,939

BKT	31-Aug	$3,934	$5,651	$4,578	$3,577	$3,934	$3,863	$3,720	$4,292	$5,365	$38,913

BLE	31-Aug	$2,816	$4,045	$3,277	$2,560	$2,816	$2,765	$2,663	$3,072	$3,841	$27,857

BLH	31-Dec	$458	$658	$533	$416	$458	$450	$433	$500	$624	$4,529

BLJ	31-Aug	$295	$424	$343	$268	$295	$290	$279	$322	$402	$2,919

BLW	31-Aug	$5,589	$8,027	$6,503	$5,081	$5,589	$5,487	$5,284	$6,097	$7,621	$55,277

BME	31-Oct	$2,308	$3,316	$2,686	$2,099	$2,308	$2,267	$2,183	$2,518	$3,148	$22,833

BME	31-Dec (3)	$413	$593	$480	$375	$413	$405	$390	$450	$563	$4,082

BNJ	31-Jul	$953	$1,368	$1,109	$866	$953	$935	$901	$1,039	$1,299	$9,423

BNY	31-Jul	$1,507	$2,164	$1,753	$1,370	$1,507	$1,479	$1,425	$1,644	$2,055	$14,903

BOE	31-Oct	$9,631	$13,833	$11,207	$8,755	$9,631	$9,455	$9,105	$10,506	$13,133	$95,255

BOE	31-Dec (3)	$1,490	$2,140	$1,733	$1,354	$1,490	$1,463	$1,408	$1,625	$2,031	$14,734

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Frank J. Fabozzi(2)	Kathleen F. Feldstein(2)	James T. Flynn(2)	Jerrold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Karen P. Robards(2)	Fund Total

BPK	31-Dec	$2,078	$2,984	$2,418	$1,889	$2,078	$2,040	$1,964	$2,266	$2,833	$20,549

BQH	31-Aug	$340	$488	$396	$309	$340	$334	$321	$371	$464	$3,362

BSD	30-Apr	$866	$1,243	$1,007	$787	$866	$850	$818	$944	$1,180	$8,561

BSE	31-Aug	$759	$1,090	$883	$690	$759	$745	$717	$828	$1,034	$7,503

BTA	30-Apr	$1,352	$1,941	$1,573	$1,229	$1,352	$1,327	$1,278	$1,475	$1,843	$13,369

BTT	31-Jul	$11,778	$16,918	$13,706	$10,708	$11,778	$11,564	$11,136	$12,849	$16,061	$116,499

BTZ	31-Oct	$13,686	$19,658	$15,925	$12,442	$13,686	$13,437	$12,939	$14,930	$18,662	$135,365

BUI	31-Oct	$3,031	$4,354	$3,527	$2,756	$3,031	$2,976	$2,866	$3,307	$4,133	$29,980

BUI	31-Dec (3)	$505	$725	$588	$459	$505	$496	$477	$551	$689	$4,995

BYM	31-Aug	$3,209	$4,609	$3,734	$2,917	$3,209	$3,150	$3,034	$3,500	$4,375	$31,736

BZM	31-Aug	$248	$356	$288	$225	$248	$243	$234	$270	$338	$2,452

MUA	30-Apr	$4,050	$5,818	$4,713	$3,682	$4,050	$3,977	$3,829	$4,419	$5,523	$40,062

BST (7)	31-Dec	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Compensation from Closed-End Complex (8)		$275,000	$395,000	$320,000	$250,000	$275,000	$270,000	$260,000	$300,000	$375,000

Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member		76	76	76	76	76	76	76	76	76

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards is $318,107, $762,212, $635,471, $842,364, $1,293,891, $1,220,933, $1,275,673, $710,821, and $595,342, respectively, as of December 31, 2014.

(3)	In 2014, the fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the fund’s fiscal year end of December 31, 2014.
(4)

Includes fees paid by BlackRock Real Asset Equity Trust (BCF) and BlackRock EcoSolutions Investment Trust (BQR), which merged into BlackRock Resources & Commodities Strategy Trust (BCX) effective December 8, 2014.

(5)	Includes fees paid by BlackRock Dividend Income Trust (BQY), which merged into BlackRock Enhanced Equity Dividend Trust (BDJ) effective December 8, 2014.
(6)	Includes fees paid by BlackRock Income Opportunity Trust, Inc. (BNA), which merged into BlackRock Core Bond Trust (BHK) effective November 10, 2014.
(7)	Information provided for the period October 31, 2014 (fund commencement) through the fund’s fiscal year end of December 31, 2014.
(8)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2014. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards deferred $82,500, $74,000, $29,500, $75,000, $137,500, $135,000, $130,000, $80,000, and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

Appendix C – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of April 30, 2015, except as otherwise indicated. No Board Member or Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Interested Board Members, including the Board Nominees:

John M. Perlowski	BlackRock Energy and Resources Trust	687	$10,001 - $50,000	$50,001 - $100,000	N/A	N/A	$50,001 - $100,000

Barbara G. Novick	BlackRock Core Bond Trust	2,220	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	6,000	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	14,039	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

Independent Board Members, including the Board Nominees:

Richard E. Cavanagh	BlackRock Municipal Income Investment Quality Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Investment Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Build America Bond Trust	500	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	424	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	525	$1 - $10,000	Over $100,000	13,352	Over $100,000	Over $100,000

	BlackRock Municipal Income Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Florida Municipal 2020 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock New York Municipal Income Trust II	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock California Municipal Income Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	100	$1 - $10,000	Over $100,000	5,159	Over $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	200	$1 - $10,000	Over $100,000	9,160	Over $100,000	Over $100,000

	BlackRock International Growth and Income Trust	100	$1 - $10,000	Over $100,000	13,131	$50,001 - $100,000	Over $100,000

	BlackRock Core Bond Trust	578	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Defined Opportunity Credit Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Virginia Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Investment Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Multi-Sector Income Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock California Municipal 2018 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal 2018 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock New Jersey Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	100	$1 - $10,000	Over $100,000	7,968	Over $100,000	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000	Over $100,000	345	$10,001 - $50,000	Over $100,000

	BlackRock New Jersey Municipal Income Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Global Opportunities Equity Trust	214	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Quality Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust	439	$1 - $10,000	Over $100,000	8,898	Over $100,000	Over $100,000

	BlackRock Utility and Infrastructure Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Quality Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Maryland Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniAssets Fund, Inc.	172	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Michael J. Castellano	BlackRock Build America Bond Trust	2,100	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	957	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	2,379	$10,001 - $50,000	Over $100,000	6,654	$50,001 - $100,000	Over $100,000

	BlackRock Municipal Income Trust	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Trust II	600	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	400	$1 - $10,000	Over $100,000	2,426	$50,001 - $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	N/A	Over $100,000	3,805	$50,001 - $100,000	Over $100,000

	BlackRock International Growth and Income Trust	1,000	$1 - $10,000	Over $100,000	7,149	$50,001 - $100,000	Over $100,000

	BlackRock Core Bond Trust	1,480	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Defined Opportunity Credit Trust	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Multi-Sector Income Trust	600	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	1,300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New Jersey Municipal Bond Trust	400	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Limited Duration Income Trust	600	$1 - $10,000	Over $100,000	3,169	$50,001 - $100,000	Over $100,000

	BlackRock Health Sciences Trust	400	$10,001 - $50,000	Over $100,000	383	$10,001 - $50,000	Over $100,000

	BlackRock New Jersey Municipal Income Trust	1,100	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Bond Trust	600	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Science and Technology Trust	600	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	800	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Target Term Trust	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust	819	$10,001 - $50,000	Over $100,000	3,822	$50,001 - $100,000	Over $100,000

	BlackRock Utility and Infrastructure Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniAssets Fund, Inc.	1,500	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Frank J. Fabozzi	BlackRock Municipal Bond Trust	20	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	295	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	781	$1 - $10,000	$50,001 - $100,000	10,752	$50,001 - $100,000	Over $100,000

	BlackRock Municipal Income Trust	20	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Energy and Resources Trust	100	$1 - $10,000	$50,001 - $100,000	4,154	$50,001 - $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	100	$1 - $10,000	$50,001 - $100,000	7,432	Over $100,000	Over $100,000

	BlackRock International Growth and Income Trust	300	$1 - $10,000	$50,001 - $100,000	10,347	$50,001 - $100,000	Over $100,000

	BlackRock Core Bond Trust	27	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Defined Opportunity Credit Trust	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	2,010	$10,001 - $50,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	100	$1 - $10,000	$50,001 - $100,000	6,510	Over $100,000	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000	$50,001 - $100,000	115	$1 - $10,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	324	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	20	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust	192	$1 - $10,000	$50,001 - $100,000	7,285	$50,001 - $100,000	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Municipal Income Quality Trust	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniAssets Fund, Inc.	17	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Kathleen F. Feldstein	BlackRock Municipal Bond Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	324	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	694	$1 - $10,000	$50,001 - $100,000	15,426	Over $100,000	Over $100,000

	BlackRock Municipal Income Trust	99	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	87	$1 - $10,000	$50,001 - $100,000	5,931	Over $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	116	$1 - $10,000	$50,001 - $100,000	9,753	Over $100,000	Over $100,000

	BlackRock International Growth and Income Trust	255	$1 - $10,000	$50,001 - $100,000	15,180	Over $100,000	Over $100,000

	BlackRock Core Bond Trust	186	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Defined Opportunity Credit Trust	546	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	85	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	96	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	92	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	98	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Limited Duration Income Trust	112	$1 - $10,000	$50,001 - $100,000	8,381	Over $100,000	Over $100,000

	BlackRock Health Sciences Trust	230	$1 - $10,000	$50,001 - $100,000	349	$10,001 - $50,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	359	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	87	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	97	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	170	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust	317	$1 - $10,000	$50,001 - $100,000	10,046	Over $100,000	Over $100,000

	BlackRock Municipal Income Quality Trust	92	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

James T. Flynn	BlackRock Enhanced Equity Dividend Trust	N/A	N/A	N/A	24,430	Over $100,000	Over $100,000

	BlackRock Energy and Resources Trust	N/A	N/A	N/A	9,260	Over $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	N/A	N/A	14,922	Over $100,000	Over $100,000

	BlackRock International Growth and Income Trust	N/A	N/A	N/A	24,017	Over $100,000	Over $100,000

	BlackRock Limited Duration Income Trust	N/A	N/A	N/A	12,726	Over $100,000	Over $100,000

	BlackRock Health Sciences Trust	N/A	N/A	N/A	639	$10,001 - $50,000	Over $100,000

	BlackRock Credit Allocation Income Trust	N/A	N/A	N/A	15,602	Over $100,000	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Jerrold B. Harris	BlackRock Municipal Bond Trust	154	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Build America Bond Trust	7,268	Over $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	266	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	508	$1 - $10,000	Over $100,000	23,132	Over $100,000	Over $100,000

	BlackRock Municipal Income Trust	6,154	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	338	$1 - $10,000	Over $100,000	8,751	Over $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	165	$1 - $10,000	Over $100,000	14,091	Over $100,000	Over $100,000

	BlackRock International Growth and Income Trust	217	$1 - $10,000	Over $100,000	22,811	Over $100,000	Over $100,000

	BlackRock Core Bond Trust	259	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Defined Opportunity Credit Trust	123	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	138	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	135	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	13,131	Over $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	153	$1 - $10,000	Over $100,000	12,013	Over $100,000	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Health Sciences Trust	155	$1 - $10,000	Over $100,000	627	$10,001 - $50,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	433	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	142	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	152	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust	6,366	$50,001 - $100,000	Over $100,000	14,724	Over $100,000	Over $100,000

	BlackRock Municipal Income Quality Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Maryland Municipal Bond Trust	2,900	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniAssets Fund, Inc.	172	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

R. Glenn Hubbard	BlackRock Municipal Bond Trust	199	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	161	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	1,138	$1 - $10,000	Over $100,000	22,232	Over $100,000	Over $100,000

	BlackRock Municipal Income Trust	197	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Trust II	184	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Energy and Resources Trust	445	$1 - $10,000	Over $100,000	8,579	Over $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	232	$1 - $10,000	Over $100,000	15,374	Over $100,000	Over $100,000

	BlackRock International Growth and Income Trust	253	$1 - $10,000	Over $100,000	22,545	Over $100,000	Over $100,000

	BlackRock Core Bond Trust	372	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Defined Opportunity Credit Trust	688	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	170	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	193	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	184	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	196	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal 2018 Term Trust	164	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	224	$1 - $10,000	Over $100,000	13,451	Over $100,000	Over $100,000

	BlackRock Health Sciences Trust	230	$1 - $10,000	Over $100,000	608	$10,001 - $50,000	Over $100,000

	BlackRock New York Municipal Income Trust	187	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Global Opportunities Equity Trust	609	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	174	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Bond Trust	187	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	The BlackRock Strategic Municipal Trust	195	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Quality Trust	178	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	170	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust	421	$1 - $10,000	Over $100,000	14,773	Over $100,000	Over $100,000

	BlackRock Municipal Income Quality Trust	183	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

W. Carl Kester	BlackRock Municipal Income Investment Quality Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Build America Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	648	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	425	$1 - $10,000	Over $100,000	13,446	Over $100,000	Over $100,000

	BlackRock Energy and Resources Trust	N/A	N/A	Over $100,000	5,097	Over $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	N/A	Over $100,000	8,216	Over $100,000	Over $100,000

	BlackRock International Growth and Income Trust	N/A	N/A	Over $100,000	13,237	$50,001 - $100,000	Over $100,000

	BlackRock Core Bond Trust	1,078	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	3,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	N/A	N/A	Over $100,000	7,004	Over $100,000	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Health Sciences Trust	100	$1 - $10,000	Over $100,000	372	$10,001 - $50,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	751	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Science and Technology Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Target Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust	239	$1 - $10,000	Over $100,000	8,582	Over $100,000	Over $100,000

	BlackRock MuniAssets Fund, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Karen P. Robards	BlackRock Build America Bond Trust	600	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	1,129	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	1,573	$10,001 - $50,000	Over $100,000	11,019	$50,001 - $100,000	Over $100,000

	BlackRock Energy and Resources Trust	400	$1 - $10,000	Over $100,000	4,135	$50,001 - $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	N/A	Over $100,000	6,808	$50,001 - $100,000	Over $100,000

	BlackRock International Growth and Income Trust	N/A	N/A	Over $100,000	10,545	$50,001 - $100,000	Over $100,000

	BlackRock New York Municipal 2018 Term Trust	750	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Limited Duration Income Trust	N/A	N/A	Over $100,000	5,877	$50,001 - $100,000	Over $100,000

	BlackRock Health Sciences Trust	500	$10,001 - $50,000	Over $100,000	163	$1 - $10,000	Over $100,000

	BlackRock Science and Technology Trust	750	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust	1,055	$10,001 - $50,000	Over $100,000	7,053	$50,001 - $100,000	Over $100,000

	BlackRock Utility and Infrastructure Trust	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

(1)

Represents, as of April 30, 2015, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock International Growth and Income Trust (BGY), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Energy and Resources Trust (BGR), BlackRock Floating Rate Income Trust (BGT), BlackRock Limited Duration Income Trust (BLW), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Corporate High Yield Fund, Inc. (HYT) and BlackRock Health Sciences Trust (BME) are eligible investments.

As of April 30, 2015, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee).

As of April 30, 2015, none of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Appendix D – Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End		Number of Board Meetings
BlackRock Municipal Income Investment Quality Trust	BAF	31-Aug		7
BlackRock Municipal Income Investment Trust	BBF	31-Jul		7
BlackRock Municipal Bond Trust	BBK	31-Aug		7
BlackRock Build America Bond Trust	BBN	31-Jul		7
BlackRock Resources & Commodities Trust	BCX	31-Oct		9
BlackRock Resources & Commodities Trust	BCX	31-Dec	(1)	1
BlackRock Enhanced Equity Dividend Trust	BDJ	31-Oct		9
BlackRock Enhanced Equity Dividend Trust	BDJ	31-Dec	(1)	1
BlackRock Municipal Income Trust	BFK	30-Apr		9
BlackRock Florida Municipal 2020 Term Trust	BFO	31-Jul		7
BlackRock New York Municipal Income Trust II	BFY	31-Aug		7
BlackRock California Municipal Income Trust	BFZ	31-Jul		7
BlackRock Energy and Resources Trust	BGR	31-Oct		9
BlackRock Energy and Resources Trust	BGR	31-Dec	(1)	1
BlackRock Floating Rate Income Trust	BGT	31-Oct		9
BlackRock International Growth and Income Trust	BGY	31-Oct		9
BlackRock International Growth and Income Trust	BGY	31-Dec	(1)	1
BlackRock Core Bond Trust	BHK	31-Aug		7
BlackRock Defined Opportunity Credit Trust	BHL	31-Aug		7
BlackRock Virginia Municipal Bond Trust	BHV	31-Aug		7
BlackRock Municipal Bond Investment Trust	BIE	31-Aug		7
BlackRock Multi-Sector Income Trust	BIT	31-Oct		9
BlackRock California Municipal 2018 Term Trust	BJZ	31-Dec		8
BlackRock Municipal 2020 Term Trust	BKK	30-Apr		9
BlackRock Investment Quality Municipal Trust, Inc.	BKN	30-Apr		9
BlackRock Income Trust, Inc.	BKT	31-Aug		7
BlackRock Municipal Income Trust II	BLE	31-Aug		7
BlackRock New York Municipal 2018 Term Trust	BLH	31-Dec		8
BlackRock New Jersey Municipal Bond Trust	BLJ	31-Aug		7
BlackRock Limited Duration Income Trust	BLW	31-Aug		7
BlackRock Health Sciences Trust	BME	31-Oct		9
BlackRock Health Sciences Trust	BME	31-Dec	(1)	1
BlackRock New Jersey Municipal Income Trust	BNJ	31-Jul		7
BlackRock New York Municipal Income Trust	BNY	31-Jul		7
BlackRock Global Opportunities Equity Trust	BOE	31-Oct		9
BlackRock Global Opportunities Equity Trust	BOE	31-Dec	(1)	1
BlackRock Municipal 2018 Term Trust	BPK	31-Dec		8
BlackRock New York Municipal Bond Trust	BQH	31-Aug		7
The BlackRock Strategic Municipal Trust	BSD	30-Apr		9
BlackRock New York Municipal Income Quality Trust	BSE	31-Aug		7
BlackRock Long-Term Municipal Advantage Trust	BTA	30-Apr		9
BlackRock Municipal Target Term Trust	BTT	31-Jul		7
BlackRock Credit Allocation Income Trust	BTZ	31-Oct		9
BlackRock Utility and Infrastructure Trust	BUI	31-Oct		9
BlackRock Utility and Infrastructure Trust	BUI	31-Dec	(1)	1

D-1

Fund Name	Ticker		Fiscal Year End	Number of Board Meetings
BlackRock Municipal Income Quality Trust	BYM		31-Aug	7
BlackRock Maryland Municipal Bond Trust	BZM		31-Aug	7
BlackRock MuniAssets Fund, Inc.	MUA		30-Apr	9
BlackRock Science and Technology Trust	BST	(2)	31-Dec	1

(1)	In 2014, the fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the fund’s fiscal year end of December 31, 2014.
(2)	Information provided for the period October 31, 2014 (fund commencement) through the fund’s fiscal year end of December 31, 2014.

D-2

Appendix E – Standing Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Standing Committees. The Board of each Fund has established the following standing committees:

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. Each Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) review and make recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2016 annual shareholder meeting of a Fund is held within 25 days of July 29, 2016, the Fund must receive notice pertaining to the 2016 annual meeting of shareholders no earlier than Tuesday, March 1, 2016 and no later than Thursday, March 31, 2016. However, if a Fund holds its 2016 annual shareholder meeting on a date that is not within 25 days before or after July 29, 2016, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the

Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

Leverage Committee. Each Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, W. Carl Kester, all of whom are Independent Board Members, and John M. Perlowski who serves as an interested Board Member. The Leverage Committee was originally formed in March 2008 as an ad hoc committee for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced auction market preferred shares or auction preferred shares (“AMPS”) liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a manner consistent with the Fund’s and its shareholders’ best interests and the Fund’s investment strategies. This committee was converted to a standing committee in 2011, and was renamed the “Leverage Committee” and expanded to include all funds in the Closed-End Complex in April 2012. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Directors in pursuing the best interests of each Fund and its shareholders; (ii) to oversee each Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. Each Board has adopted a written Charter for the Board’s Leverage Committee.

As of April 30, 2015, the Leverage Committee has met 6 times in the last calendar year and 81 times since its formation. As of April 30, 2015, the total amount of announced redemptions of AMPS across the Closed-End Complex equaled $9.8 billion, which represents approximately 99.5% of all AMPS outstanding for the Closed-End Complex as of February 2008. Thus far, 62 BlackRock Closed-End Funds have redeemed all of their AMPS.

Only BKK has AMPS outstanding. BKK currently intends to provide liquidity to AMPS holders from time-to-time over the remaining term of BKK consistent with the best interest of BKK and its shareholders. The amount and timing of any such liquidity are expected to be influenced by, among other factors, the amount and timing of securities held by BKK that mature at par or are called by their issuers prior to their maturity dates. BKK continues to actively evaluate options to provide liquidity to AMPS holders and may in the future continue to determine to provide liquidity in advance of BKK’s scheduled maturity date, although there is no guarantee that liquidity will be provided for all or a portion of BKK’s AMPS before such time. If liquidity for AMPS is not provided sooner, BKK will provide liquidity for all AMPS then outstanding at its maturity date.

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Leverage Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End		Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Leverage Committee Meetings
BAF	31-Aug		14	4	4	4	3	5
BBF	31-Jul		14	4	4	4	3	4
BBK	31-Aug		14	4	4	4	3	5
BBN	31-Jul		14	4	4	4	3	4
BCX	31-Oct		14	4	4	4	3	5
BCX	31-Dec	(1)	3	1	1	1	0	2
BDJ	31-Oct		14	4	4	4	3	5
BDJ	31-Dec	(1)	3	1	1	1	0	2
BFK	30-Apr		12	4	4	4	1	7
BFO	31-Jul		14	4	4	4	3	4
BFY	31-Aug		14	4	4	4	3	5
BFZ	31-Jul		14	4	4	4	3	4
BGR	31-Oct		14	4	4	4	3	5
BGR	31-Dec	(1)	3	1	1	1	0	2
BGT	31-Oct		14	4	4	4	3	5
BGY	31-Oct		14	4	4	4	3	5
BGY	31-Dec	(1)	3	1	1	1	0	2
BHK	31-Aug		14	4	4	4	3	5
BHL	31-Aug		14	4	4	4	3	5
BHV	31-Aug		14	4	4	4	3	5
BIE	31-Aug		14	4	4	4	3	5
BIT	31-Oct		14	4	4	4	3	5
BJZ	31-Dec		14	4	4	4	2	6

Ticker	Fiscal Year End		Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Leverage Committee Meetings
BKK	30-Apr		12	4	4	4	1	7
BKN	30-Apr		12	4	4	4	1	7
BKT	31-Aug		14	4	4	4	3	5
BLE	31-Aug		14	4	4	4	3	5
BLH	31-Dec		14	4	4	4	2	6
BLJ	31-Aug		14	4	4	4	3	5
BLW	31-Aug		14	4	4	4	3	5
BME	31-Oct		14	4	4	4	3	5
BME	31-Dec	(1)	3	1	1	1	0	2
BNJ	31-Jul		14	4	4	4	3	4
BNY	31-Jul		14	4	4	4	3	4
BOE	31-Oct		14	4	4	4	3	5
BOE	31-Dec	(1)	3	1	1	1	0	2
BPK	31-Dec		14	4	4	4	2	6
BQH	31-Aug		14	4	4	4	3	5
BSD	30-Apr		12	4	4	4	1	7
BSE	31-Aug		14	4	4	4	3	5
BTA	30-Apr		12	4	4	4	1	7
BTT	31-Jul		14	4	4	4	3	4
BTZ	31-Oct		14	4	4	4	3	5
BUI	31-Oct		14	4	4	4	3	5
BUI	31-Dec	(1)	3	1	1	1	0	2
BYM	31-Aug		14	4	4	4	3	5
BZM	31-Aug		14	4	4	4	3	5
MUA	30-Apr		12	4	4	4	1	7
BST (2)	31-Dec		3	1	1	1	0	2

(1)	In 2014, the fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the fund’s fiscal year end of December 31, 2014.
(2)	Information provided for the period October 31, 2014 (fund commencement) through the fund’s fiscal year end of December 31, 2014.

Appendix F – Executive Officers of the Funds

The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	Director/Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director/Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

F-1

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

F-2

Appendix G – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	31,778	31,071	0	0
BBF	31-Jul	31,172	30,465	0	0
BBK	31-Aug	31,778	31,071	0	0
BBN	31-Jul	35,388	35,212	0	0
BCX	31-Oct	52,432	51,018	0	0
BCX	31-Dec (1)	55,803	N/A	0	N/A
BDJ	31-Oct	46,726	45,665	0	0
BDJ	31-Dec (1)	49,793	N/A	0	N/A
BFK	30-Apr	36,988	36,626	0	0
BFO	31-Jul	30,465	30,465	3,500	3,500
BFY	31-Aug	29,758	29,051	0	0
BFZ	31-Jul	31,399	30,869	0	0
BGR	31-Oct	38,545	37,484	0	0
BGR	31-Dec (1)	32,763	N/A	0	N/A
BGT	31-Oct	65,941	64,880	0	0
BGY	31-Oct	51,776	50,715	0	0
BGY	31-Dec (1)	44,010	N/A	0	N/A
BHK	31-Aug	67,607	66,724	0	0
BHL	31-Aug	62,810	61,749	0	0
BHV	31-Aug	19,052	19,052	0	0
BIE	31-Aug	30,566	29,859	0	0
BIT	31-Oct	65,524	64,640 (2)	0	0 (2)
BJZ	31-Dec	29,657	29,657	3,500	3,500
BKK	30-Apr	30,664	30,364	3,500	3,500
BKN	30-Apr	32,908	32,586	0	0
BKT	31-Aug	63,719	62,482	0	0
BLE	31-Aug	33,091	32,384	0	0
BLH	31-Dec	29,051	29,051	3,500	3,500
BLJ	31-Aug	30,465	29,758	0	0
BLW	31-Aug	67,279	65,688	4,000	0
BME	31-Oct	43,544	42,130	0	0
BME	31-Dec (1)	37,012	N/A	0	N/A
BNJ	31-Jul	31,071	30,364	0	0
BNY	31-Jul	31,071	30,364	0	0
BOE	31-Oct	51,776	50,715	0	0
BOE	31-Dec (1)	44,010	N/A	0	N/A
BPK	31-Dec	30,364	30,364	3,500	3,500
BQH	31-Aug	30,465	29,758	0	0
BSD	30-Apr	32,806	32,485	0	0
BSE	31-Aug	31,576	30,869	0	0
BTA	30-Apr	32,908	32,586	0	0
BTT	31-Jul	32,017	31,310 (3)	0	14,000 (3)(4)
BTZ	31-Oct	46,019	41,423	0	4,100 (5)

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BUI	31-Oct	52,281	50,513	0	0
BUI	31-Dec (1)	44,439	N/A	0	N/A
BYM	31-Aug	33,091	32,384	0	0
BZM	31-Aug	29,758	29,758	0	0
MUA	30-Apr	31,072	30,768	0	0
BST	31-Dec	49,490 (6)	N/A	0 (6)	N/A

*	Prior fiscal year audit fees were updated to include out-of-pocket expenses.
(1)

In 2014, the fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the fund’s fiscal year end of December 31, 2014. The Advisor paid 50% of the fee due to the fiscal year end change.

(2)	Information provided for the period February 27, 2013 (commencement of operations) through the fund’s fiscal year end of October 31, 2013.
(3)	Information provided for the period August 30, 2012 (commencement of operations) through the fund’s fiscal year end of July 31, 2013.
(4)	Prior fiscal year information was updated to include $6,000 for services related to the review of BTT’s initial public offering prospectus.
(5)

Prior fiscal year information was updated to include $4,100 for services related to the review of the shareholder proxy filed in connection with the reorganization of BlackRock Credit Allocation Income Trust I, Inc., BlackRock Credit Allocation Income Trust II, Inc. and BlackRock Credit Allocation Income Trust III into BTZ, which took place on December 10, 2012.

(6)	Information provided for the period October 30, 2014 (commencement of operations) through the fund’s fiscal year end of December 31, 2014.

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	10,300	10,300	0	0
BBF	31-Jul	9,300	9,300	0	0
BBK	31-Aug	10,900	10,900	0	0
BBN	31-Jul	15,100	15,100	0	0
BCX	31-Oct	14,850	15,191 (1)	0	0
BCX	31-Dec (2)	4,000	N/A	0	N/A
BDJ	31-Oct	6,100	6,100	0	0
BDJ	31-Dec (2)	4,000	N/A	0	N/A
BFK	30-Apr	21,012	20,600	0	0
BFO	31-Jul	8,800	8,800	0	0
BFY	31-Aug	8,800	8,800	0	0
BFZ	31-Jul	14,600	14,600	0	0
BGR	31-Oct	6,100	6,440 (1)	0	0
BGR	31-Dec (2)	4,000	N/A	0	N/A
BGT	31-Oct	14,200	14,200	0	0

		Tax Fees			All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BGY	31-Oct	8,261		9,561 (1)	0	0
BGY	31-Dec (2)	4,000		N/A	0	N/A
BHK	31-Aug	14,600		14,600	0	0
BHL	31-Aug	9,300		9,300	0	0
BHV	31-Aug	7,300		7,300	0	0
BIE	31-Aug	7,900		7,900	0	0
BIT	31-Oct	15,100		15,100 (3)	0	0 (3)
BJZ	31-Dec	9,300		9,300	0	0
BKK	30-Apr	12,852		12,600	0	0
BKN	30-Apr	6,732		6,600	0	0
BKT	31-Aug	6,600		6,600	0	0
BLE	31-Aug	13,600		13,600	0	0
BLH	31-Dec	8,100		8,100	0	0
BLJ	31-Aug	7,300		7,300	0	0
BLW	31-Aug	16,600		16,600	0	0
BME	31-Oct	6,159		8,441 (1)	0	0
BME	31-Dec (2)	4,000		N/A	0	N/A
BNJ	31-Jul	9,300		9,300	0	0
BNY	31-Jul	11,900		11,900	0	0
BOE	31-Oct	8,761		13,075 (1)	0	0
BOE	31-Dec (2)	4,000		N/A	0	N/A
BPK	31-Dec	12,600		12,600	0	0
BQH	31-Aug	7,800		7,800	0	0
BSD	30-Apr	9,486		9,300	0	0
BSE	31-Aug	9,300		9,300	0	0
BTA	30-Apr	11,016		10,800	0	0
BTT	31-July	13,100		13,100 (4)	0	0 (4)
BTZ	31-Oct	21,600		21,600 (5)	0	0
BUI	31-Oct	14,850		14,850	0	0
BUI	31-Dec (2)	4,000		N/A	0	N/A
BYM	31-Aug	15,100		15,100	0	0
BZM	31-Aug	7,300		7,300	0	0
MUA	30-Apr	12,444		12,200	0	0
BST	31-Dec	14,850	(6)	N/A	0 (6)	N/A

(1)

Prior fiscal year tax fees were updated to include a total of $12,958 for services related to transaction-based reviews of fund holdings and/or tax compliance services for the following funds: $341 (BCX); $340 (BGR); $3,461 (BGY); $2,341 (BME); and $6,475 (BOE).

(2)

In 2014, the fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the fund’s fiscal year end of December 31, 2014. The Advisor paid 50% of the fee due to the fiscal year end change.

(3)	Information provided for the period February 27, 2013 (commencement of operations) through the fund’s fiscal year end of October 31, 2013.
(4)	Information provided for the period August 30, 2012 (commencement of operations) through the fund’s fiscal year end of July 31, 2013.

(5)

Does not include payments related to final tax filings for BlackRock Credit Allocation Income Trust I, Inc. ($4,650), BlackRock Credit Allocation Income Trust II, Inc. ($7,800), and BlackRock Credit Allocation Income Trust III ($5,950), which merged into BTZ on December 10, 2012. The Advisor paid BlackRock Credit Allocation Income Trust II, Inc.’s fee. BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit Allocation Income Trust III each paid their own fees.

(6)	Information provided for the period October 30, 2014 (commencement of operations) through the fund’s fiscal year end of December 31, 2014.

Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

		Audit-Related Fees		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	0	0	0	0	0	0
BBF	31-Jul	0	0	0	0	0	0
BBK	31-Aug	0	0	0	0	0	0
BBN	31-Jul	0	0	0	0	0	0
BCX	31-Oct	0	0	0	0	0	0
BCX	31-Dec (1)	0	N/A	0	N/A	0	N/A
BDJ	31-Oct	0	0	0	0	0	0
BDJ	31-Dec (1)	0	N/A	0	N/A	0	N/A
BFK	30-Apr	0	0	0	0	0	0
BFO	31-Jul	0	0	0	0	0	0
BFY	31-Aug	0	0	0	0	0	0
BFZ	31-Jul	0	0	0	0	0	0
BGR	31-Oct	0	0	0	0	0	0
BGR	31-Dec (1)	0	N/A	0	N/A	0	N/A
BGT	31-Oct	0	0	0	0	0	0
BGY	31-Oct	0	0	0	0	0	0
BGY	31-Dec (1)	0	N/A	0	N/A	0	N/A
BHK	31-Aug	0	0	0	0	0	0
BHL	31-Aug	0	0	0	0	0	0
BHV	31-Aug	0	0	0	0	0	0
BIE	31-Aug	0	0	0	0	0	0
BIT	31-Oct	0	0 (2)	0	0 (2)	0	0 (2)
BJZ	31-Dec	0	0	0	0	0	0
BKK	30-Apr	0	0	0	0	0	0
BKN	30-Apr	0	0	0	0	0	0
BKT	31-Aug	0	0	0	0	0	0
BLE	31-Aug	0	0	0	0	0	0
BLH	31-Dec	0	0	0	0	0	0
BLJ	31-Aug	0	0	0	0	0	0
BLW	31-Aug	0	0	0	0	0	0
BME	31-Oct	0	0	0	0	0	0
BME	31-Dec (1)	0	N/A	0	N/A	0	N/A
BNJ	31-Jul	0	0	0	0	0	0
BNY	31-Jul	0	0	0	0	0	0
BOE	31-Oct	0	0	0	0	0	0

		Audit-Related Fees		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BOE	31-Dec (1)	0	N/A	0	N/A	0	N/A
BPK	31-Dec	0	0	0	0	0	0
BQH	31-Aug	0	0	0	0	0	0
BSD	30-Apr	0	0	0	0	0	0
BSE	31-Aug	0	0	0	0	0	0
BTA	30-Apr	0	0	0	0	0	0
BTT	31-Jul	0	0 (3)	0	0 (3)	0	0 (3)
BTZ	31-Oct	0	0	0	0 (4)	0	0
BUI	31-Oct	0	0	0	0	0	0
BUI	31-Dec (1)	0	N/A	0	N/A	0	N/A
BYM	31-Aug	0	0	0	0	0	0
BZM	31-Aug	0	0	0	0	0	0
MUA	30-Apr	0	0	0	0	0	0
BST	31-Dec	0 (4)	N/A	0 (4)	N/A	0 (4)	N/A

(1)	In 2014, the fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the fund’s fiscal year end of December 31, 2014.
(2)	Information provided for the period February 27, 2013 (commencement of operations) through the fund’s fiscal year end of October 31, 2013.
(3)	Information provided for the period August 30, 2012 (commencement of operations) through the fund’s fiscal year end of July 31, 2013.
(4)	Information provided for the period October 30, 2014 (commencement of operations) through the fund’s fiscal year end of December 31, 2014.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	10,300	10,300
BBF	31-Jul	9,300	9,300
BBK	31-Aug	10,900	10,900
BBN	31-Jul	15,100	15,100
BCX	31-Oct	14,850	15,191 (1)
BCX	31-Dec (2)	4,000	N/A
BDJ	31-Oct	6,100	6,100
BDJ	31-Dec (2)	4,000	N/A
BFK	30-Apr	21,012	20,600
BFO	31-Jul	12,300	12,300
BFY	31-Aug	8,800	8,800
BFZ	31-Jul	14,600	14,600
BGR	31-Oct	6,100	6,440 (1)
BGR	31-Dec (2)	4,000	N/A

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BGT	31-Oct	14,200	14,200
BGY	31-Oct	8,261	9,561 (1)
BGY	31-Dec (2)	4,000	N/A
BHK	31-Aug	14,600	14,600
BHL	31-Aug	9,300	9,300
BHV	31-Aug	7,300	7,300
BIE	31-Aug	7,900	7,900
BIT	31-Oct	15,100	15,100 (3)
BJZ	31-Dec	12,800	12,800
BKK	30-Apr	16,352	16,100
BKN	30-Apr	6,732	6,600
BKT	31-Aug	6,600	6,600
BLE	31-Aug	13,600	13,600
BLH	31-Dec	11,600	11,600
BLJ	31-Aug	7,300	7,300
BLW	31-Aug	20,600	16,600
BME	31-Oct	6,159	8,441 (1)
BME	31-Dec (2)	4,000	N/A
BNJ	31-Jul	9,300	9,300
BNY	31-Jul	11,900	11,900
BOE	31-Oct	8,761	13,075 (1)
BOE	31-Dec (2)	4,000	N/A
BPK	31-Dec	16,100	16,100
BQH	31-Aug	7,800	7,800
BSD	30-Apr	9,486	9,300
BSE	31-Aug	9,300	9,300
BTA	30-Apr	11,016	10,800
BTT	31-Jul	13,100	16,100 (4)
BTZ	31-Oct	21,600	25,700 (5)(6)
BUI	31-Oct	14,850	14,850
BUI	31-Dec (2)	4,000	N/A
BYM	31-Aug	15,100	15,100
BZM	31-Aug	7,300	7,300
MUA	30-Apr	12,444	12,200
BST	31-Dec	14,850 (7)	N/A

(1)

Prior fiscal year tax fees were updated to include a total of $12,958 for services related to transaction-based reviews of fund holdings and/or tax compliance services for the following funds: $341 (BCX); $340 (BGR); $3,461 (BGY); $2,341 (BME); and $6,475 (BOE).

(2)

In 2014, the fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the fund’s fiscal year end of December 31, 2014. The Advisor paid 50% of the fee due to the fiscal year end change.

(3)	Information provided for the period February 27, 2013 (commencement of operations) through the fund’s fiscal year end of October 31, 2013.

(4)

Information provided for the period August 30, 2012 (commencement of operations) through the fund’s fiscal year end of July 31, 2013. Prior fiscal year information was updated to include $6,000 for services related to the review of BTT’s initial public offering prospectus.

(5)

Does not include payments related to final tax filings for BlackRock Credit Allocation Income Trust I, Inc. ($4,650), BlackRock Credit Allocation Income Trust II, Inc. ($7,800), and BlackRock Credit Allocation Income Trust III ($5,950), which merged into BTZ on December 10, 2012. The Advisor paid BlackRock Credit Allocation Income Trust II, Inc.’s fee. BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit Allocation Income Trust III each paid their own fees.

(6)

Prior fiscal year information was updated to include $4,100 for services related to the review of the shareholder proxy filed in connection with the reorganization of BlackRock Credit Allocation Income Trust I, Inc., BlackRock Credit Allocation Income Trust II, Inc. and BlackRock Credit Allocation Income Trust III into BTZ, which took place on December 10, 2012.

(7)	Information provided for the period October 30, 2014 (commencement of operations) through the fund’s fiscal year end of December 31, 2014.

Appendix H – 5% Beneficial Share Ownership

As of April 30, 2015, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated:

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
BAF	JPMorgan Chase Bank	270 Park Avenue New York, NY 10017	—	—	VMTP: 422	VMTP: 100.00%

BBF	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	477,715	7.13%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

BBK	JPMorgan Chase Bank	270 Park Avenue New York, NY 10017	—	—	VMTP: 799	VMTP: 100.00%

BCX	Morgan Stanley (2)	1585 Broadway New York, NY 10036	5,156,505	5.20%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

BFK	JPMorgan Chase Bank	270 Park Avenue New York, NY 10017	—	—	VMTP: 2,708	VMTP: 100.00%

BFZ	Wells Fargo & Company (3)	420 Montgomery Street, San Francisco, CA 94104	—	—	VMTP: 1,713	VMTP: 100.00%

	Wells Fargo Bank, National Association (3)	101 North Phillips Avenue Sioux Falls, SD 57104	—	—	—	—

BGT	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,703,596	15.65%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

BGY	Morgan Stanley (2)	1585 Broadway New York, NY 10036	11,115,162	10.10%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

BHK	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,814,128	8.93%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

BHL	Morgan Stanley (2)	1585 Broadway New York, NY 10036	709,038	7.80%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

	Relative Value Partners, LLC	1033 Skoikie Blvd. Suite 470 Northbrook, IL 60062	512,285	5.66%	—	—

BHV	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 116	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

BIT	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,656,709	6.91%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Morgan Stanley (2)	1585 Broadway New York, NY 10036	2,311,958	6.00%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

	Saba Capital Management, L.P. (6)	405 Lexington Avenue, 58th Floor New York, NY 10174	2,005,559	5.22%	—	—

	Boaz R. Weinstein (6)	405 Lexington Avenue, 58th Floor New York, NY 10174	—	—	—	—

	Saba Capital Master Fund Ltd. (6)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

	Saba Capital Master Fund II, Ltd. (6)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

	Saba Capital Leveraged Master Fund Ltd. (6)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	Saba Capital Series LLC Series 1 (6)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

BKK	Bank of America Corporation (7)	100 North Tryon Street Charlotte, NC 28255	—	—	AMPS: 360	AMPS: 16.75%

	Bank of America, N.A. (7)	101 South Tryon Street Charlotte, NC 28255	—	—	—	—

	Blue Ridge Investments, L.L.C. (7)	214 North Tryon Street Charlotte, NC 28255	—	—	—	—

	Comerica Bank (8)	Comerica Bank Tower, 1717 Main St., MC 6404 Dallas, TX 75201	—	—	AMPS: 121	AMPS: 5.60%

	UBS Group AG (9)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	—	—	AMPS: 1,078	AMPS: 46.71%

	UBS Securities LLC (9)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	—	—	—	—

	UBS Financial Services Inc. (9)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	—	—	—	—

BKN	JPMorgan Chase Bank	270 Park Avenue New York, NY 10017	—	—	VMTP: 1,259	VMTP: 100.00%

	Sakharam D. Mahurkar – Trustee	2768 Palm Springs Lane Aurora, IL 60502	2,000,000	11.65%*	—	—

BKT	1607 Capital Partners, LLC	4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	3,524,136	5.50%	—	—

	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,449,201	6.96%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Karpus Management, Inc.	183 Sully’s Trail Rd Pittsford, NY 14534	7,296,658	11.41%	—	—

	Sit Investments Associates	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	4,754,363	7.44%	—	—

BLE	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,351,607	5.77%	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	JPMorgan Chase Bank	270 Park Avenue New York, NY 10017	—	—	VMTP: 1,513	VMTP: 100.00%

BLJ	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	223,079	9.60%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 187	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

BLW	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,772,813	7.49%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Morgan Stanley (2)	1585 Broadway New York, NY 10036	3,031,348	8.20%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

BNJ	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	598,137	7.81%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Wells Fargo & Company (3)	420 Montgomery Street, San Francisco, CA 94104	—	—	VMTP: 591	VMTP: 100.00%

	Wells Fargo Bank, National Association (3)	101 North Phillips Avenue Sioux Falls, SD 57104	—	—	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
BNY	Wells Fargo & Company (3)	420 Montgomery Street, San Francisco, CA 94104	—	—	VMTP: 945	VMTP: 100.00%

	Wells Fargo Bank, National Association (3)	101 North Phillips Avenue Sioux Falls, SD 57104	—	—	—	—

BQH	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	158,914	5.68%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

BSD	JPMorgan Chase Bank	270 Park Avenue New York, NY 10017	—	—	VMTP: 429	VMTP: 100.00%

	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	575,165	7.87%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

BSE	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	437,973	6.72%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

BTA	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,860,109	13.86%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Sit Investments Associates	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	742,753	5.53%	—	—

BTT	Wells Fargo & Company (3)	420 Montgomery Street, San Francisco, CA 94104	—	—	RVMTP: 150	RVMTP: 100.00%

	Wells Fargo Bank, National Association (3)	101 North Phillips Avenue Sioux Falls, SD 57104	—	—	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
BTZ	Wells Fargo & Company (4)	420 Montgomery Street, San Francisco, CA 94104	6,756,038	6.25%	—	—

	Wells Capital Management Incorporated (4)	420 Montgomery Street, San Francisco, CA 94104	—	—	—	—

	Wells Fargo Advisors Financial Network, LLC (4)	420 Montgomery Street, San Francisco, CA 94104	—	—	—	—

	Wells Fargo Bank, National Association (4)	101 North Phillips Avenue Sioux Falls, SD 57104	—	—	—	—

	Wells Fargo Advisors, LLC (4)	420 Montgomery Street, San Francisco, CA 94104	—	—	—	—

BUI	Morgan Stanley (2)	1585 Broadway New York, NY 10036	877,499	5.20%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

BYM	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,855,626	7.03%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	JPMorgan Chase Bank	270 Park Avenue New York, NY 10017	—	—	VMTP: 1,372	VMTP: 100.00%

BZM	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 160	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

†	The information contained in this table is based on Schedule 13D/13G filings made on or before April 30, 2015.
*	Based on Common Shares outstanding as of April 30, 2015.
(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(2)

Morgan Stanley filed a Schedule 13G jointly with Morgan Stanley Smith Barney LLC. According to this Schedule 13G, these common shares include common shares being reported on by Morgan Stanley as a parent holding company and such common shares reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC.

(3)	Wells Fargo & Company filed a Schedule 13G on behalf of itself and the following subsidiary: Wells Fargo Bank, National Association and did not differentiate holdings as to each entity.
(4)

Wells Fargo & Company filed a Schedule 13G on behalf of the following subsidiaries: Wells Capital Management Incorporated, Wells Fargo Advisors, LLC and Wells Fargo Advisors Financial Network, LLC and did not differentiate the holdings as to each entity.

(5)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(6)

Saba Capital Management, L.P. and Boaz R. Weinstein filed their Schedule 13G jointly and did not differentiate holdings. The holdings reported by Saba Capital Management, L.P. consist of the holdings of Saba Capital Master Fund Ltd., Saba Capital Master Fund II, Ltd., Saba Capital Leveraged Master Fund Ltd. and Saba Capital Series LLC Series 1.

(7)

AMPS Holdings are as of December 31, 2014 as reported on the Schedule 13G filed jointly by Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. on February 13, 2015 and does not reflect any subsequent redemptions of AMPS by the Fund. The holdings reported by Bank of America Corporation consist of the holdings of Bank of America, N.A. and Blue Ridge. On its Schedule 13G filing Bank of America Corporation reports that its interest in the Fund is 16.75%, 5.58% held by Bank of America, N.A. and 11.17% held by Blue Ridge Investments, L.L.C.

(8)	AMPS Holdings are as of December 31, 2014 as reported on the Schedule 13G filed by Comerica Bank on April 10, 2015 and does not reflect any subsequent redemptions of AMPS by the Fund.
(9)

AMPS Holdings are as of November 28, 2014 as reported on the Schedule 13G filed by UBS Group AG on December 2, 2014 and does not reflect any subsequent redemptions of AMPS by the Fund. UBS Group AG filed the Schedule 13G on behalf of the following subsidiaries: UBS Securities LLC and UBS Financial Services Inc. and did not differentiate the holdings as to each entity.

CEC4-0615

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2015 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named funds held of record by the undersigned on June 1, 2015 at the Annual Meeting of Shareholders of each Fund to be held on July 29, 2015 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 29, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26713

FUNDS	FUNDS	FUNDS
BlackRock CA Municipal Income Trust	BlackRock Investment Quality Municipal Trust, Inc.	BlackRock MD Municipal Bond Trust
BlackRock Municipal 2020 Term Trust	BlackRock Municipal Bond Investment Trust	BlackRock Municipal Bond Trust
BlackRock Municipal Income Inv Quality Trust	BlackRock Municipal Income Investment Trust	BlackRock Municipal Income Quality Trust
BlackRock Municipal Income Trust	BlackRock Municipal Income Trust II	BlackRock Municipal Target Term Trust
BlackRock NJ Municipal Bond Trust	BlackRock NJ Municipal Income Trust	BlackRock NY Municipal Bond Trust
BlackRock NY Municipal Income Quality Trust	BlackRock NY Municipal Income Trust	BlackRock NY Municipal Income Trust II
The BlackRock Strategic Municipal Trust	BlackRock VA Municipal Bond Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

02. James T. Flynn                03. Barbara G. Novick                04. John M. Perlowski                 05. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock CA Municipal Income Trust	☐	☐	☐	02 BlackRock Investment Quality Municipal Trust, Inc.	☐	☐	☐
03 BlackRock MD Municipal Bond Trust	☐	☐	☐	04 BlackRock Municipal 2020 Term Trust	☐	☐	☐
05 BlackRock Municipal Bond Investment Trust	☐	☐	☐	06 BlackRock Municipal Bond Trust	☐	☐	☐
07 BlackRock Municipal Income Inv Quality Trust	☐	☐	☐	08 BlackRock Municipal Income Investment Trust	☐	☐	☐
09 BlackRock Municipal Income Quality Trust	☐	☐	☐	10 BlackRock Municipal Income Trust	☐	☐	☐
11 BlackRock Municipal Income Trust II	☐	☐	☐	12 BlackRock Municipal Target Term Trust	☐	☐	☐
13 BlackRock NJ Municipal Bond Trust	☐	☐	☐	14 BlackRock NJ Municipal Income Trust	☐	☐	☐
15 BlackRock NY Municipal Bond Trust	☐	☐	☐	16 BlackRock NY Municipal Income Quality Trust	☐	☐	☐
17 BlackRock NY Municipal Income Trust	☐	☐	☐	18 BlackRock NY Municipal Income Trust II	☐	☐	☐
19 The BlackRock Strategic Municipal Trust	☐	☐	☐	20 BlackRock VA Municipal Bond Trust	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2015 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named funds held of record by the undersigned on June 1, 2015 at the Annual Meeting of Shareholders of each Fund to be held on July 29, 2015 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 29, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26713

FUNDS	FUNDS	FUNDS
BlackRock Build America Bond Trust	BlackRock CA Municipal 2018 Term Trust	BlackRock Core Bond Trust
BlackRock Credit Allocation Income Trust	BlackRock Defined Opportunity Credit Trust	BlackRock Energy and Resources Trust
BlackRock Enhanced Equity Dividend Trust	BlackRock Floating Rate Income Trust	BlackRock FL Municipal 2020 Term Trust
BlackRock Global Opportunities Equity Trust	BlackRock Health Sciences Trust	BlackRock Income Trust, Inc.
BlackRock International Growth and Income Trust	BlackRock Limited Duration Income Trust	BlackRock Long-Term Municipal Advantage Trust
BlackRock Multi-Sector Income Trust	BlackRock MuniAssets Fund, Inc.	BlackRock Municipal 2018 Term Trust
BlackRock NY Municipal 2018 Term Trust	BlackRock Resources & Commodities Strategy Trust	BlackRock Science and Technology Trust
BlackRock Utility and Infrastructure Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Frank J. Fabozzi                 02. James T. Flynn                 03. Barbara G. Novick                 04. John M. Perlowski

05. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock Build America Bond Trust	☐	☐	☐	02 BlackRock CA Municipal 2018 Term Trust	☐	☐	☐
03 BlackRock Core Bond Trust	☐	☐	☐	04 BlackRock Credit Allocation Income Trust	☐	☐	☐
05 BlackRock Defined Opportunity Credit Trust	☐	☐	☐	06 BlackRock Energy and Resources Trust	☐	☐	☐
07 BlackRock Enhanced Equity Dividend Trust	☐	☐	☐	08 BlackRock Floating Rate Income Trust	☐	☐	☐
09 BlackRock FL Municipal 2020 Term Trust	☐	☐	☐	10 BlackRock Global Opportunities Equity Trust	☐	☐	☐
11 BlackRock Health Sciences Trust	☐	☐	☐	12 BlackRock Income Trust, Inc.	☐	☐	☐
13 BlackRock International Growth and Income Trust	☐	☐	☐	14 BlackRock Limited Duration Income Trust	☐	☐	☐
15 BlackRock Long-Term Municipal Advantage Trust	☐	☐	☐	16 BlackRock Multi-Sector Income Trust	☐	☐	☐
17 BlackRock MuniAssets Fund, Inc.	☐	☐	☐	18 BlackRock Municipal 2018 Term Trust	☐	☐	☐
19 BlackRock NY Municipal 2018 Term Trust	☐	☐	☐	20 BlackRock Resources & Commodities Strategy Trust	☐	☐	☐
21 BlackRock Science and Technology Trust	☐	☐	☐	22 BlackRock Utility and Infrastructure Trust	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2015 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named funds held of record by the undersigned on June 1, 2015 at the Annual Meeting of Shareholders of each Fund to be held on July 29, 2015 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 29, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26713

FUNDS	FUNDS	FUNDS
BlackRock CA Municipal Income Trust	BlackRock Investment Quality Municipal Trust, Inc.	BlackRock MD Municipal Bond Trust
BlackRock Municipal 2020 Term Trust	BlackRock Municipal Bond Investment Trust	BlackRock Municipal Bond Trust
BlackRock Municipal Income Inv Quality Trust	BlackRock Municipal Income Investment Trust	BlackRock Municipal Income Quality Trust
BlackRock Municipal Income Trust	BlackRock Municipal Income Trust II	BlackRock Municipal Target Term Trust
BlackRock NJ Municipal Bond Trust	BlackRock NJ Municipal Income Trust	BlackRock NY Municipal Bond Trust
BlackRock NY Municipal Income Quality Trust	BlackRock NY Municipal Income Trust	BlackRock NY Municipal Income Trust II
The BlackRock Strategic Municipal Trust	BlackRock VA Municipal Bond Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Frank J. Fabozzi	02.	James T. Flynn	03.	Barbara G. Novick	04.	John M. Perlowski
05.	Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock CA Municipal Income Trust	☐	☐	☐	02 BlackRock Investment Quality Municipal Trust, Inc.	☐	☐	☐
03 BlackRock MD Municipal Bond Trust	☐	☐	☐	04 BlackRock Municipal 2020 Term Trust	☐	☐	☐
05 BlackRock Municipal Bond Investment Trust	☐	☐	☐	06 BlackRock Municipal Bond Trust	☐	☐	☐
07 BlackRock Municipal Income Inv Quality Trust	☐	☐	☐	08 BlackRock Municipal Income Investment Trust	☐	☐	☐
09 BlackRock Municipal Income Quality Trust	☐	☐	☐	10 BlackRock Municipal Income Trust	☐	☐	☐
11 BlackRock Municipal Income Trust II	☐	☐	☐	12 BlackRock Municipal Target Term Trust	☐	☐	☐
13 BlackRock NJ Municipal Bond Trust	☐	☐	☐	14 BlackRock NJ Municipal Income Trust	☐	☐	☐
15 BlackRock NY Municipal Bond Trust	☐	☐	☐	16 BlackRock NY Municipal Income Quality Trust	☐	☐	☐
17 BlackRock NY Municipal Income Trust	☐	☐	☐	18 BlackRock NY Municipal Income Trust II	☐	☐	☐
19 The BlackRock Strategic Municipal Trust	☐	☐	☐	20 BlackRock VA Municipal Bond Trust	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

M94299-P67530

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 29, 2015.

BLACKROCK FUNDS	Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 1, 2015
Date: July 29, 2015 Time: 10:00 A.M. EDT
Location: 55 East 52nd Street
11th Floor
New York, NY 10055

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M94300-P67530

—Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT How to View Online:

Have the information that is printed in the box marked by the arrow	(located on the
following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                       1) BY INTERNET:       www.proxyvote.com

                                       2) BY TELEPHONE:    1-800-579-1639

                                       3) BY E-MAIL*:            sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked

by the arrow	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before July 16, 2015 to facilitate timely delivery.

—How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box

marked by the arrow	(located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M94301-P67530

Voting Items

The Board of Directors/Trustees recommends you

vote FOR the following:

1.    To Elect Board Member Nominees:

01)	James T. Flynn
02)	Barbara G. Novick
03)	John M. Perlowski
04)	Karen P. Robards

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M94302-P67530

Voting Items

The Board of Directors/Trustees recommends you

vote FOR the following:

1. To	Elect Board Member Nominees:

01)	Frank J. Fabozzi
02)	James T. Flynn
03)	Barbara G. Novick
04)	John M. Perlowski
05)	Karen P. Robards

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M94303-P67530

Voting Instructions